==================================================================



      SECURITIES AND EXCHANGE COMMISSION

           Washington, D.C. 20549

                  FORM 8-K

               CURRENT REPORT


  Pursuant to Section 13 or 15(d) of the

     Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   February 4, 1999
                                                   ----------------


                    VISKASE COMPANIES, INC.
    ------------------------------------------------------
    (Exact name of registrant as specified in its charter)



          Delaware                     0-5485         95-2677354
-------------------------------      ---------       -------------
(State or other jurisdiction of     (Commission    (I.R.S. Employer
 incorporation or organization)      File No.)      Identification
                                                    No.)


6855 West 65th Street, Chicago, Illinois                60638
----------------------------------------              ----------
(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code: (708) 496-4200
                                                    --------------



==================================================================


Page  1  of  3  Pages

Item 8.  Change in Fiscal Year
         ---------------------

     On February 4, 1999, the Board of Directors of Viskase Companies, Inc. ("Viskase") approved the change of Viskase's fiscal year end and quarter end to December 31 each year and the last day of each calendar quarter, respectively, beginning January 1, 1999. In addition, the Board of Directors approved the change of the fiscal year end and quarter end of each of Viskase's subsidiaries as is necessary to correspond to Viskase's fiscal year end and quarter end. The effectiveness of the fiscal year end and quarter end change is subject to proper notice being given under Viskase's financing arrangements.

                            SIGNATURES
                           ------------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                VISKASE COMPANIES, INC.
                                ---------------------------
                                Registrant




                                By:  /s/ Gordon S. Donovan
                                     ----------------------
                                     Gordon S. Donovan
                                     Vice President, Chief
                                     Financial Officer and
                                     Treasurer


February 19, 1999